UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2005

Heritage Commerce Corp
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Almaden Boulevard
San Jose, California    95113
(Address of principal executive offices including zip code)

(408) 947-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - Entry Into A Material Definitive Agreement

In connection with the resignation of Richard L. Conniff as the Chief Operating Officer, the Registrant entered into a Severance Agreement with Richard L. Conniff. Under the Agreement, the Registrant has agreed to pay Mr. Conniff the sum of $356,208 consisting of twelve (12) months annual base salary, twelve (12) months auto allowance, a bonus plan payment equal to the 2004 payout and a pro rata bonus for 2005 and transition costs. The Severance amount will be paid in 24 equal installments commencing July 31, 2005. A copy of the Severance Agreement is attached as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01 - Financial Statements and Exhibits

(C) Exhibits

10.1	Richard L. Conniff Severance Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2005	HERITAGE COMMERCE CORP
By: /s/ Lawrence D. McGovern Name: Lawrence D. McGovern Executive Vice President and Chief Financial Officer

Index to Exhibits
Exhibit No.	Description
10.1	Richard L. Conniff Severance Agreement also provided in PDF format as a courtesy.